UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
The following information is provided pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”
On June 18, 2007, Lear Corporation (the “Company”) revised its financial outlook for the balance of 2007. The revised financial outlook is included in the proxy statement supplement attached as Exhibit 99.2 hereto.
Section 7 — Regulation FD
Item 7.01 — Regulation FD Disclosure
See “Item 2.02 Results of Operations and Financial Condition” above.
Section 8 — Other Events
Item 8.01 — Other Events
On June 15, 2007, the Court of Chancery of the State of Delaware in and for New Castle County (the “Court”) issued its opinion with respect to the plaintiffs’ motion to enjoin the Company stockholder vote on the merger. The Court largely rejected the plaintiffs’ preliminary injunction claims. However, the Court enjoined the Company stockholder vote on the merger until certain supplemental disclosures required by the Court are provided to the Company’s stockholders. The opinion of the Court is attached as Exhibit 99.1 hereto. To comply with the order of the Court, the Company is supplementing the Company’s proxy statement dated May 23, 2007. The proxy statement supplement is attached as Exhibit 99.2 hereto.
On June 5, 2007, the Company submitted two letters to the Court. The letters submitted to the Court relate to a letter that the Company had previously submitted to the Court on May 30, 2007 in response to a request by the Court for an update on the Company’s ongoing discussions with third parties regarding a potential competing aquisition proposal. The letters submitted to the Court on June 5, 2007 are attached as Exhibit 99.3 and 99.4 hereto. The letter submitted to the Court on May 30, 2007 was attached as Exhibit 99.1 to the Form 8-K filed by the Company with the United States Securities and Exchange Commission on May 31, 2007.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
          (c) Exhibits
99.1	Opinion dated June 15, 2007 of the Court of Chancery of the State of Delaware in and for New Castle County.

99.2	Supplement dated June 18, 2007 to Proxy Statement dated May 23, 2007.

99.3	Letter to the Company dated June 2, 2007 from Kelley Drye & Warren LLP.

99.4	Letter dated June 5, 2007 from Winston & Strawn LLP to Kelley Drye & Warren LLP.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: June 18, 2007	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Opinion dated June 15, 2007 of the Court of Chancery of the State of Delaware in and for New Castle County.

99.2	Supplement dated June 18, 2007 to Proxy Statement dated May 23, 2007.

99.3	Letter to the Company dated June 2, 2007 from Kelley Drye & Warren LLP.

99.4	Letter dated June 5, 2007 from Winston & Strawn LLP to Kelley Drye & Warren LLP.